CONSULTING AGREEMENT

THIS AGREEMENT (the "Agreement" ) is made and entered into on March 31st, 2004 by and between BF Acquisition Group I, Inc., (the "Company"); and TPC Partner (the "Consultant"); the Company and the Consultant being hereinafter collectively referred to as the "Parties" and generically as a "Party".

                          PREAMBLE:

     WHEREAS, the Consultant has substantial experience in the areas of corporate business development and consulting;

     WHEREAS, the Company desires to retain the Consultant s services.

     NOW THEREFORE, in consideration for the Consultant s agreement to perform the hereinafter described services as well as of the premises, the sum of TEN ($10.00) DOLLARS, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                         ARTICLE ONE
                          RETENTION

1.1  Duties.
     ------

  The Company hereby engages and retains the Consultant for
(i) assisting it in identifying potential merger and acquisition candidates and strategic partnerships; (ii) assisting it in identifying potential third party contractors to provide investor relations and public relations services on behalf of the Company in order to shop the Company in connection with its search for potential merger and acquisition candidates and strategic partnerships; (iii) providing the Company the benefit of the Consultant s special knowledge, skill, contacts and business experience, (iv) promoting the Company s financial welfare; and (v) doing all other related things the Company and the Consultant together deem necessary to enable the Company to establish and expand its operations as envisioned in the Company s business plan.

1.1  Additional Duties.
     -----------------

  In the event the Company requests that the Consultant render services to it other than those specified in this Agreement, the Company and the Consultant shall enter into a written supplemental agreement setting forth the duties to be performed and the compensation therefore.

1.3  Term.
     ----

     The term of this Agreement shall be twenty-four (24) months. In the event that this Agreement is terminated prior to such time, the Company acknowledges that payments due Consultant are still due pursuant to the terms of this Agreement.

                         ARTICLE TWO
                  CONSULTANT S COMPENSATION

2.1  Compensation.
     ------------

As compensation for the services to be provided pursuant to this Agreement, upon the execution of this Agreement, the Consultant shall receive from the Company for the services herein described 240,000 shares of the Company s common stock (either restricted pursuant to SEC Rule 144, or subject to exemptions under Section 4(6) of the Securities Act of 1933, as amended), Fifty Percent (50%) payable in advance on the date hereof (=120,000 shares), and Fifty Percent (50%) on a monthly basis (=5,000 shares per month), payable quarterly in advance, on the first day of each quarter such shares are due (=15,000 shares per quarter), beginning with this second quarter of 2004. Any of the aforementioned shares of the Company s common stock that shall have vested to the Consultant, shall be provided with piggy back registration rights, as defined below, and the shares transferred under this paragraph will be duly authorized, validly issued and outstanding, fully paid and non-assessable and will not be subject to any liens or encumbrances other than those imposed by the Securities Act of 1933 or the rules and regulations promulgated thereunder.

     As used herein, the term piggy back registration shall mean that at any time from the date hereof until three years from the date hereof, the Company shall advise the Consultant, by written notice at least four weeks prior to the filing of any registration statement (other than a registration statement on Form S-4 or S-8 or their respective counterparts or successor forms), covering any securities of the Company, whether for its own account or for the account of others, and shall, upon the request of the Consultant, subject to the terms, conditions or restrictions of any underwriting agreement entered into in connection with such registration statement (so long as such terms, conditions or restrictions are imposed pro rata among all selling shareholders), include in any registration statement such information as may be required to permit a public offering of any or all of the registrable securities of the Consultant, all at no expense whatsoever to the Consultant (to the extent as permitted by the Securities
Act of 1933 or the rules and regulations promulgated thereunder), except that Consultant whose registrable securities are included in such registration shall bear the fees of its own counsel and any underwriting discounts or commissions applicable to the registrable securities sold by it.

     From all sales or consulting fees generated in Europe or the Middle East, by or through the effort of the Consultant, directly or indirectly, the Consultant will be paid an amount equal to Ten Percent (10.00%) of the sum of the gross revenues received, less returns, discount, shipping, taxes and applicable commissions.

     The Company will also pay a commission to the Consultant in connection with any acquisitions, projects, or any other findings or transactions involving products, commodities, services, currencies, financings, additions, renewals, extensions, rollovers, amendments, new contracts, re-negotiations, parallel contracts or agreements or third party assignments or contracts negotiated with or through the Consultant, directly or indirectly, as follows:

                         Delivered Value                        Commission to Consultant
                         ---------------                        ------------------------

Up to                                      [Euro]/$ 1,000,000             5.0 %
Between        [Euro]/$ 1,000,000    and   [Euro]/$ 2,000,000             4.0 %
Between        [Euro]/$ 2,000,000    and   [Euro]/$ 3,000,000             3.0 %
Between        [Euro]/$ 3,000,000    and   [Euro]/$ 4,000,000             2.0 %
More than      [Euro]/$ 4,000,000 and up...                               1.0 %


2.2  Reimbursement for Business Expenses.
     -----------------------------------

Subject to the prior approval of the Company, the Company shall promptly pay or reimburse Consultant for all reasonable business expenses incurred by Consultant in performing Consultant's duties and obligations under this Consulting Agreement, but only if Consultant properly accounts for expenses in accordance with the Company s policies.

2.3  Non-Circumvention.
     -----------------

Company and Consultant expressly agree that this Agreement constitutes a binding contract.

Company, intending to be legally bound, hereby irrevocably agrees not to circumvent, avoid, bypass, or obviate Consultant, directly or indirectly, to avoid payments or fees, commissions, or any other form of compensations to Consultant in any transaction with any corporation, partnership, or individual, revealed by either Party to the other, in connection with any projects, or currency exchanges, or any loans or collaterals, or any findings, or any other transactions involving products, moneys, commodities, services, additions, renewals, extensions, rollovers, amendments, new contracts, re-negotiations, parallel contracts or agreements or third party assignments hereof. Therefore Company shall not contact any individuals or entities introduced by Consultant during the term of this Agreement without prior written consent from Consultant. If a transaction of any kind is consummated within twenty four
(24) months of the termination of this Agreement with an individual or entity introduced directly or indirectly by Consultant to Company and/or Company enters into an agreement to acquire or be acquired by an entity or individual introduced directly or indirectly by Consultant to Company during the term of this Agreement, then that transaction shall be deemed to have been arranged by Consultant under this Agreement and Company shall remunerate Consultant as specified in Article Two. This article survives the expiration or termination of this Agreement for any reason.

2.4  Remedy.
     ------

     If Company breaches any term of this Agreement or violates any of its obligations under this Agreement, e.g. any compensation or fee payments or the Non-Circumvention clause or any other term, Consultant may seek all remedies and appropriate equitable relief allowed by law, and Consultant shall be entitled to a legal monetary penalty and equitable remedies equal to the maximum fees allowed by a competent court, at law or in equity, including all legal and other expenses. Company agrees that a breach of any of the covenants contained in this Agreement will cause irreparable injury to Consultant, that Consultant might not have adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Agreement shall be specifically enforceable against Company, and Company hereby waives and agrees not to assert any defences against an action for specific performance of such covenants except for a defence that no event of default has occurred. Therefore, the Parties consent to the issuance of an injunction or the enforcement of other equitable remedies against Company at the suit of Consultant, without bond or other security, to compel performance of all of the terms of this Agreement, and waive the defence of the availability of relief in damages. This article survives the expiration or termination of this Agreement for any reason.


                        ARTICLE THREE
                  CONFIDENTIAL INFORMATION

3.1  Confidential Information.
     ------------------------

     Consultant agrees not to divulge, furnish or make available to anyone (other than in the regular course of business of the Company) any knowledge or information with respect to confidential or secret methods, processes, plans or materials of the Company or with respect to any other confidential or secret aspect of the Company's activities.

                        ARTICLE FOUR
                        MISCELLANEOUS

4.1  Notices.
     -------

     All notices, demands or other written communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     TO CONSULTANT:      TPC Partner
                         Schmilinsky Strasse 1
                         23669 Timmendorfer Strand, Germany

     TO THE COMPANY:     BF Acquisition Group I, Inc.
                         400 Hampton View Court Alpharetta
                         Georgia 30004, U.S.A.

in each case, with copies to such other addresses or to such other persons as any Party shall designate to the others for such purposes in manner hereinabove set forth.

4.2  Amendment.
     ---------

     No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by Parties.

4.3  Merger.
     ------

     This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

4.4  Survival.
     --------

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

4.5  Severability.
     ------------

     If any provision or any portion of any provision of this Agreement, other than the conditions precedent, if any, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or potion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

4.6  Governing Law and Venue.
     -----------------------

     This Agreement shall be construed in accordance with the laws of the State of Nevada and any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Nevada.

4.7  Litigation.
     ----------

     In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

4.8  Benefit of Agreement.
     --------------------

     The term and provisions of this Agreement shall be binding upon and inure to the benefit of the

Parties, jointly and severally, their successors, assigns, personal representatives, estate, heirs and legatees.

4.9  Captions.
     --------

     The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

4.10 Number and Gender.
     -----------------

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assignees may require.

4.11 Further Assurances.
     ------------------


     The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect to the intent and purpose of this Agreement.

4.12 Status.
     ------

     Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship or lessor-lessee relationship but, rather, the relationship established pursuant hereto is that of principal and independent contractor-agent.

4.13 Counterparts.
     ------------

     This Agreement may be executed in any number of counterparts. All executed counterparts shall constitute one
Agreement notwithstanding that all signatories to the original or the same counterpart.

     IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

                              COMPANY:


/s/                           By:/s/
----------------------------  -----------------------------
(Witness signature)


                              CONSULTANT:

/s/                           By:/s/
----------------------------  -----------------------------
(Witness signature)






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